SCHEDULE 14A
                              (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
        PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                           EXCHANGE ACT OF 1934

Filed by the Registrant <checked-box>

Filed by a Party other than the Registrant <square>

Check the appropriate box:

<square>   Preliminary  Proxy  Statement <square>  Confidential, For Use of the Commission Only (as
                                                   Permit-ted by Rule 14a-6
                                                   (e) (2))
<checked-box>  Definitive Proxy Statement

<square>  Definitive Additional Materials

<square>  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                        Merry Land Properties, Inc.
--------------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     <checked-box> No fee required.

     <square>  Fee  computed  on table below per Exchange  Act  Rules  14a-
6(I)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other  underlying  value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     <square> Fee paid previously with preliminary materials.

     <square> Check  box  if   any part of the fee is offset as provided by
Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              APRIL 20, 2000

            TO THE STOCKHOLDERS OF MERRY LAND PROPERTIES, INC.

     The Annual Meeting of Stockholders of Merry Land Properties, Inc. will be held at the company's corporate office located at 624 ELLIS STREET, AUGUSTA, GEORGIA, ON THURSDAY, APRIL 20, 2000, AT 10:00 A.M. for the following purposes:

   1 TO ELECT TWO DIRECTORS TO TERMS EXPIRING AT THE 2003 ANNUAL MEETING OF
     STOCKHOLDERS.

   2. TO VOTE UPON THE 2000 MANAGEMENT INCENTIVE PLAN.

   3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT.

   The close of business on March 6, 2000 has been set by the directors as the record date for determination of the stockholders of the company who are entitled to notice of and to vote at the meeting. A copy of the 1999 Annual Report is enclosed.

   ALL STOCKHOLDERS, ESPECIALLY THOSE WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO DATE, VOTE AND SIGN THE ENCLOSED PROXY CARD, INDICATING ANY VOTING INSTRUCTIONS, AND TO RETURN IT IN THE
ACCOMPANYING ENVELOPE.



By order of the Board of Directors,

DORRIE E. GREEN
Secretary

March 22, 2000



                    PLEASE VOTE AND RETURN THE ENCLOSED

                            PROXY CARD PROMPTLY

                        MERRY LAND PROPERTIES, INC.

                              PROXY STATEMENT



   GENERAL.This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors to be used at the Annual Meeting of Stockholders of Merry Land Properties, Inc. to be held Thursday, April 20, 2000 at the company's corporate offices located at 624 Ellis Street, Augusta, Georgia 30901 at 10:00. Our telephone number is 706/722-6756. This proxy statement and the enclosed proxy are being first mailed to the company's stockholders on or about March 22, 2000.

   VOTING.When proxies are properly executed and returned, the shares of common stock they represent will be voted or abstained at the meeting as directed. If no directions are noted, they will be voted to elect the directors nominated by the Board and to vote for the 2000 Management Incentive Plan. While the company's management knows of no other matters to be considered at the meeting, the proxies named will have the authority to vote on any other matter which may properly be presented at the meeting. In addition, the proxies will have the authority to vote for any person for election as a director in lieu of the nominated individual, if the nominee is unable to serve.

   The following rules govern voting at the Annual Meeting:

   <circle> A majority of the shares of common stock entitled to vote will constitute a quorum. Shares of common stock are counted for quorum pur-poses if they are represented for any purpose at the meeting other than solely to object to holding the meeting or transacting business at the meeting.

   <circle> For the election of directors a quorum must be present, either in person or by proxy, and a PLURALITY of the shares voting must vote in the affirmative.

   <circle>To approve the 2000 Management Incentive Plan a quorum must be present, either in person or by proxy, and a MAJORITY of the shares voting must vote in the affirmative.

   <circle> Abstentions and broker non-votes are neither counted for purposes of determining the number of affirmative votes required for the election of directors nor voted for or against matters presented for shareholder consideration. Consequently, so long as a quorum is present, abstentions and broker non-votes have no effect on the outcome of any vote.

   REVOCATION OF PROXIES.Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person. A shareholder may revoke a proxy at any time before it is voted.

   SOLICITATION.The accompanying proxy is solicited by the company. The expense of solicitation, which is not expected to exceed the normal expense of a proxy solicitation for a meeting at which directors are elected, will be borne by the company.

                     DIRECTORS AND EXECUTIVE OFFICERS

   Merry Land's Bylaws provide for a Board of Directors consisting of not less than five nor more than nine members. The number of directors is fixed at five for the current year. Directors of the company are divided into three classes, consisting of two directors whose terms expire at the 2000 Annual Meeting of Stockholders, two directors whose terms expire at the 2001 Annual Meeting, and one director whose term expires at the 2002 Annual Meeting. At the 2000 Annual Meeting, two directors will be elected to hold office until their successors are elected and qualify. Boone A. Knox, a current director of the company, and Michael N. Thompson, a current director and Chief Operating Officer of the company, are the nominees for election as directors for a term which expires in 2003. Unless instructed to the contrary, the accompanying proxy will be voted to elect Messrs. Knox and Thompson as directors. The proxies may not be voted for more than two directors.

   All executive officers of the company are elected annually for terms of one year and hold office until their successors are elected and qualify.

The table below provides information about the company's directors and executive officers.

                                     YEAR                      COMMON STOCK
  NAME, BUSINESS         POSITION  DIRECTOR'S  DIRECTOR    STOCK BENEFICIALLY
  EXPERIENCE AND           WITH      TERM      OR OFFICER        OWNED
   COMMITTEES       AGE  COMPANY    EXPIRES      SINCE   AMOUNT(1) PERCENTAGE(2)
--------------------------------------------------------------------------------
DAVID W. COBB        51  Director       2001    1998         7,000         0.26%

Member of Audit and Compensation Committee. President of Provident Capital Fund-ing, a division of The Provident Bank. Previously, Chairman, President, and
Chief Executive Officer of National Capital Holdings,Inc. from January 1997 to
December 1998. President, mortgage finance subsidiaries of Furman Selz LLC from
October 1995 through January 1997. President of Raymond James Mortgage Capital from January 1993 through October 1995.

DORRIE E. GREEN      41     Vice        N/A     1998         77,824(3)(4)  2.94%
                         President,
                            Chief
                          Financial
                           Officer

Chief Financial Officer of Merry Land & Investment Company, Inc. (8) from
January 1998 to October 1998. Vice President of Merry Land & Investment
Company, Inc. from January 1995 to October 1998. Employee of Merry Land &
Investment Company, Inc. since 1994. Chief Financial Officer of JG Financial
Management Services from September 1992 to October 1994.

W. TENNENT HOUSTON   49   Chairman      2002    1998        609,532(3)(5) 23.03%
                           of the
                           Board,
                            Chief
                          Executive
                           Officer

Member of Executive Committee. Chief Executive Officer of Merry Land & Invest-ment Company, Inc. (8) from December 1996 to October 1998. President and Chief
Operating Officer of Merry Land & Investment Company from 1985 to October 1998.

BOONE A. KNOX        63   Director     2000     1998        132,260(6)    5.00%

Member of Executive Committee, Audit and Compensation Committee. Chairman of the
Board of Regions Bank, Central Georgia since 1997. Chairman of the Board of
Merry Land & Investment Company,Inc. (8) from December 1996 to October 1998.
Previously, Chairman of the Board and Chief Executive Officer of Allied Banks-shares, Inc. from 1984 to 1997. Director of Cousins Properties Incorporated and
Intercept Group, Inc., and a trustee of Equity Residential Properties Trust.

STEWART R. SPEED     35   Director     2001     1998           3,300      0.12%

Member of Audit and Compensation Committee. Development Manager with Southeast
Capital Partners,Inc. Vice President of EastGroup Properties, Inc. from February
1997 to January 2000. Previously, employee of Merry Land & Investment Compan
Inc. (8) from April 1993 to February 1997.

MICHAEL N. THOMPSON  51   Director,   2000       1998       237,370(3)(7) 8.97%
                         President,
                            Chief
                          Operating
                           Officer
Executive Committee. Executive Vice President of Merry Land & Investment
Company, Inc. (8) from January 1997 to October 1998. Chief Operating Officer of
Merry Land & Investment Company,Inc. from December 1996 to October 1998. Vice
President of Merry Land & Investment Company, Inc. from August 1992 to January
1997. Trustee of Equity Residential Properties Trust.

(1)  The shares shown were owned directly by the named person as of March
     6, 2000  unless otherwise indicated.
(2)  Assumes 2,646,966 outstanding shares as of March 6, 2000.
(3) On October 19, 1998, Messrs. Houston and Thompson each received a grant of 107,527 restricted common stock shares, and Mr. Green received a grant of 53,764 restricted common stock shares. One-fifteenth of these restricted common stock shares vests on each anniversary date beginning on the date granted provided that they are still employed by the company. On January 20, 2000, Messrs. Houston and Thompson each received a grant of 20,000 restricted common stock shares, and Mr. Green received a grant of 10,000 restricted common stock shares. One-fifth of these shares vest on each anniversary date beginning January 20, 2001 provided that they are still employed by the company. In the event the employee terminates service prior to vesting in the shares, the restricted common stock shares will be forfeitable. Messrs. Houston, Thompson, and Green will be entitled to vote and to receive any dividends declared with respect to both vested and unvested shares.
(4) Includes 682 shares held in Mr. Green's account in the company's ESOP and 56,596 grant shares which are not yet vested.
(5)  Includes 204,276 shares owned by a family limited partnership of which
     W. Tennent Houston is the sole general partner, 113,190 grant shares which are not yet vested, and 4,947 shares held in Mr. Houston's account in the company's ESOP. The amount also includes 267,097 shares in the ESOP which have not been allocated to the account of any company employee and for which Mr. Houston holds voting power as sole trustee of the ESOP, but in which he has no economic interest.
(6) Includes 110,750 shares owned by a family limited partnership, of which Boone A. Knox is a managing general partner, 11,046 shares owned by a charitable trust, of which Boone A. Knox is a trustee, 319 shares held by BT Investments, of which Boone A. Knox is a general partner, 293 shares held in his wife's name, and 40 shares held by his niece and nephew.
(7)  Includes 286 shares owned by Mr. Thompson's wife and children, 1,572 shares held in Mr. Thompson's account in the company's ESOP, and 113,190 restricted common stock shares which are not vested.
(8) Merry Land Properties, Inc. was formed on September 3, 1998 as a corporate subsidiary of Merry Land & Investment Company, Inc. in connection with a transaction in which Merry Land & Investment Company was merged into Equity Residential Properties Trust on October 19, 1998. On October 15, 1998, the common stock of Merry Land Properties was spun off to the common stockholders of Merry Land & Investment Company. When the merger was completed, Merry Land Properties began operating as an independent public company.

                       THE BOARD AND ITS COMMITTEES

   The Board met five times in 1999. The Board maintains an Executive Committee, an Audit and Compensation Committee but no Nominating Committee. The Executive Committee is empowered to conduct the business of the company between Board meetings and met eight times in 1999. The Audit and Compensation Committee supervises the company's independent public accounting firm and determines the compensation for the Executive Officers of the company. They met once in 1999. All directors attended all of the meetings of the Board and the committees on which they served in 1999.

   Directors, with the exception of Messrs. Houston and Thompson, receive fees of $1,000 for each Board meeting and Audit and Compensation Committee meeting attended, and $250 for each Executive Committee Meeting attended. In addition, the Board approved a Directors Stock Compensation Plan and awarded 2,000 shares of company common stock in 1999 to each Director with the exception of Messrs. Houston and Thompson. Messrs. Houston and Thompson, who are company employees, received no compensation in 1999 for their service on the Board or its committees.


        REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMPENSATION POLICIES

   The company's Audit and Compensation Committee acts on compensation matters for the Chairman and President as well as for Directors. The Board of Directors acts as a whole on compensation matters for the other executive officers and the administration of stock grants.

   The Board's goal in setting executive compensation is to link pay to company performance by making stock-based compensation a significant component of executive pay and by paying discretionary bonuses on the basis of company as well as individual performance. In determining all forms of compensation the Board evaluates competitors' levels of base salary, bonuses and stock-based plans, the level of compensation necessary to attract and retain executive talent and the executive officer's contribution toward the achievement of the company's goals of increasing shareholder value. Company performance is measured by several indicators, including stock price performance and growth in funds from operations. The Board does not establish specific performance criteria but instead subjectively considers the company's performance and each executive officer's contribution toward the achievement of the company goals.

   In order to lessen the company's overhead burden for its first year of operation, neither the Chief Executive Officer nor the Chief Operating Officer received any base pay in 1999. The company is paying base salaries to these individuals in 2000.

   In October 1998, the stockholders of the company approved the 1998 Management Incentive Plan under which the stock grants described above were made available to its executives and other key employees. Fifteen employees, including the company's three executive officers, received restricted stock grants for a total of 446,318 shares of the company's common stock at this time. The Board's objective in awarding these stock grants was to attract an experienced cadre of apartment professionals to staff the newly formed company. The Board also wished to link a substantial portion of employee compensation to the value of the company's common stock, thereby aligning the interests of its key employees and executive officers with those of its stockholders, and also to retain its employees
through the long-term vesting of the grants.   In January 2000, the three
executive officers received restricted stock grants for a total of 50,000 shares of the company's common stock. These grants were made in lieu of cash bonuses in consideration of the officers contribution to the company's successful operations in 1999. Unvested portions of these grants are forfeited if the holder's employment is terminated.

   The Board has recommended the approval of the 2000 Management Incentive Plan subject to the stockholders' approval under which an additional 250,000 common stock shares will be made available for grants as described above. The Board's objective is to continue to attract, compensate and retain directors, executive officers and key employees in a very competitive employment market and to provide them with appropriate incentives and performance rewards, while aligning their interests with the interests of the stockholders.

   The Omnibus Budget Reconciliation Act of 1993 provides that compensation in excess of $1 million per year paid to the chief executive officer of a company as well as the other named executive officers listed in the company's proxy statement will not be deductible unless the compensation is "performance-based" and the related compensation plans are approved by stockholders. The company does not anticipate that its executive compensation will come within the reach of this legislation.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

   Although the Audit and Compensation Committee has not established any policy that would maintain the overall executive compensation level within any particular range of industry norms, the intent of the Board is that compensation of the Chief Executive Officer should be no more than is typical for chief executives of similar companies of similar size. The Committee believes that its stock grant program is a key element in motivating the Chief Executive Officer to achieve the company's financial and operational objectives. Under this program a substantial portion of compensation is tied to continued employment by the company and to increases in the price of the company's common stock and the payment of cash dividends, if any.

   Mr. Houston did not receive any base pay or cash bonus in 1999 but will receive a base salary of $100,000 in 2000. In 1998, he received grants for 107,527 shares of restricted common stock which had a value of $4.44 per share, based on the average of the high and low prices of the common stock on October 19, the date of the grant. In 2000, he received in lieu of a cash bonus for 1999 as described above grants for 20,000 shares of restricted stock which had a value of $4.85 per share, based on the average of the high and the low prices of the common stock, on January 20. If he is still employed by the company, one fifteenth of the October 1998 restricted common stock grants become vested on each anniversary date of the award beginning on the date granted and one fifth of the January 2000 restricted common stock grants become vested on each anniversary date of the award beginning in January 2001. At the market price of $5.625 per share on March 6, 2000, the value of the 14,337 shares currently vested would be approximately $80,645. The value of the total awards once vested using the value at the time of each grant would be $574,420. Mr. Houston is entitled to vote and to receive any dividends declared with respect to both vested and unvested shares. He will also be entitled to further compensation and awards as may be approved in the future by the board.



                                                              David W. Cobb

                                                         W. Tennent Houston

                                                              Boone A. Knox

                                                           Stewart R. Speed

                                                        Michael N. Thompson

                          EXECUTIVE COMPENSATION

   The following table sets forth the compensation paid or accrued for services by the company's three executive officers for the period from October 15, 1998 (the date Merry Land began operating as an independent company) to December 31, 1999.

                                                              Long-Term
                                  Annual Compensation(1)     Compensation
                                  ------------------------- -------------------
                                                  Restricted
                                                     Stock         All  Other
                                   Salary   Bonus  Awards(2)    Compensation(3)
--------------------------------------------------------------------------------
W. TENNENT HOUSTON          1999     -         -       -          $3,600

Chairman of the Board and   1998     -         -    $477,420        $716
Chief Executive Officer

MICHAEL N. THOMPSON         1999     -         -        -         $3,600

President and Chief         1998     -         -     $477,420       $716
Operating Officer

DORRIE E. GREEN             1999  $100,000  $50,000     -        $18,600(4)

Vice President and Chief    1998   $16,923   $4,000  $238,710     $2,408(4)
Financial Officer
-----------------------------------------------------------------------------


(1) Messrs. Houston and Thompson did not receive any base pay or cash bonus from Merry Land Properties in 1999 or 1998. Includes amounts paid for the period from October 15, 1998 to December 31, 1999. On October 15, 1998, the shares of Merry Land Properties, Inc., a newly created subsidiary of Merry Land & Investment Company, Inc. were spun out as a dividend to that firm's stockholders in conjunction with old Merry Land's merger into Equity Residential Properties Trust.

(2) See footnote 3 on page 4. Based upon the average of the high and low prices on the date of the grant of $4.44 per Common Stock share, the restricted common stock shares vested to each of Messrs. Houston and Thompson had a market value of $63,656, and the restricted common stock shares vested to Mr. Green had a market value of $31,828. The value of vested shares of each such grant, based on the closing price of $5.25 per share of the company's common stock shares on December 31, 1999, was $75,269 for Messrs. Houston and Thompson, and $37,635 for Mr. Green. Based upon the average of the high and low prices on the date of the grant of $4.44 per Common stock share, the market value of the vested and unvested shares to Messrs. Houston, Thompson and Green were $477,420, $477,420, and $238,710, respectively.

(3) Messrs. Houston, Thompson, and Green each receive $300 per month for an auto allowance, as do all employees of the company who frequently use their car on company business.

(4) The company contributed $15,000 and $1,692 to the ESOP account of Mr. Green for 1999 and 1998, respectively.

                       STOCK PRICE PERFORMANCE GRAPH

   The graph below compares the cumulative total return to the shareholders of Merry Land Properties, Inc. to the S&P 500 Index and a Peer Group constructed by the company and assumes the reinvestment of all dividends at the market price on the day the dividend was paid for the period beginning October 15, 1998 and ending December 31, 1999.

         Date            Merry Land         S&P 500             Peer
     --------------   ----------------   --------------     --------------
    10/15/98               $100               $100               $100
    12/31/98               $ 82               $116               $ 96
    3/31/99                $132               $121               $ 95
    6/30/99                $111               $129               $107
    9/30/99                $124               $121               $103
    12/31/99               $130               $128               $102

Assumes $100 Invested on October 15, 1998 in Merry Land Properties, Inc., S&P 500 and the Peer Group. The Peer Group consists of publicly traded companies which are engaged principally or in significant part in the development, ownership, and management of multi-family residential real estate in the Southern United States. The peer group consists of Cornerstone Realty Income Trust, Echelon International Corp., Gables Residential Trust, Mid America Apartment Communities, Inc., Post Properties, Inc., Roberts Realty Investors, Inc., Summit Properties Inc., and United Dominion Realty Trust Inc. The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a Peer Group average.

                  VOTING SECURITIES AND PRINCIPAL HOLDERS

   The close of business on March 6, 2000 has been set as the record date for determination of stockholders entitled to notice of and to vote at the meeting. On March 6, 2000, the total number of outstanding shares of the company's Common stock (the only voting securities of the company) was 2,646,966, each of which is entitled to one vote. The table below sets forth certain information concerning the only persons known to the company to beneficially own more than 5% of the outstanding Common stock, and the beneficial ownership of Common stock of the directors and executive officers as a group:

                                   AMOUNT AND NATURE OF
NAME AND ADDRESS OF              BENEFICIAL OWNERSHIP AS OF     PERCENT OF
BENEFICIAL OWNER                     MARCH 6, 2000(1) OF         CLASS(2)
-------------------------------------------------------------------------------

W. Tennent Houston              609,532                           23.03%
2821 Hillcrest Ave.
Augusta, GA 30909

Michael N. Thompson             237,370                            8.97%
5 Brigantine Court
Savannah, GA 31410

Boone A. Knox                   132,260                            5.00%
149 Main Street
Thomson, GA 30824

All Directors                  1,067,286                           40.32%
Directors and
Officers
as a Group

--------------
(1) Assumes 2,646,966 outstanding shares.

(2)See "Directors and Executive Officers."

                      2000 MANAGEMENT INCENTIVE PLAN



BACKGROUND

   The Merry Land Properties, Inc. Board of Directors has approved, subject to the approval of the stockholders, the 2000 Management Incentive Plan. A copy of the 2000 Management Incentive Plan is attached as Appendix A. The purpose of the 2000 Management Incentive Plan is to continue to align the interests of Merry Land's directors, executive officers and employees with those of the stockholders and to enable Merry Land to continue to attract, compensate and retain directors, executive officers and employees and to provide them with appropriate incentives and rewards for their performance. Shares authorized by the 1998 Management Incentive Plan were depleted by issuance during the formation of the company and the recruitment of its initial officers and staff. The officers, directors and employees of Merry Land who receive awards under the 2000 Management Incentive Plan are further motivated to work for the success of the company since they would receive a greater economic benefit to the extent the fair market value of Merry Land Common stock increases. The issuance of a substantial number of shares of Merry Land Common stock under the 2000 Management Incentive Plan or their sale in the public market might adversely affect prevailing market prices for such shares.

   Awards to directors, executive officers and other employees under the 2000 Management Incentive Plan may take the form of share options
("Options"), including corresponding share appreciation rights ("SAR's") and reload options, restricted share awards, dividend rights and stock loan awards.

AWARDS AND ADMINISTRATION OF PLAN

   If approved, the 2000 Management Incentive Plan would make 250,000 shares of Merry Land Properties, Inc. common stock available for issuance with the number of shares being subject to adjustment to reflect changes in Merry Land's capitalization such as stock dividends, stock splits, recapitalization, merger, consolidation or reorganization of Merry Land. Under the 2000 Management Incentive Plan, grants of any combination of incentive stock options, nonstatutory stock options, reload options, stock loan rights, dividend rights, and restricted stock grants up to an aggregate of 250,000 shares of Merry Land common stock may be awarded.

   The 2000 Management Incentive Plan will be administered by the Merry Land Board of Directors which may delegate its authority to a committee of the Merry Land Board consisting of directors who are not Merry Land employees or officers. Only key, full-time Merry Land employees and directors may be selected by the Board of Directors to receive awards. Merry Land does not expect that more than 20 employees will be selected to receive these additional awards. The Board of Directors is otherwise given absolute discretion under the 2000 Management Incentive Plan to select persons to whom awards will be granted and to determine the number and type of awards to be granted to each.

   The Board of Directors has authority to fix the terms of all awards (which need not be identical) and to take such other action it deems appropriate. Merry Land may amend the 2000 Management Incentive Plan, except that no amendment will be effective unless approved by the stockholders within 12 months of any amendment which will increase the number of shares of Merry Land common stock as to which Incentive Stock Options ("ISOs") may be granted, which materially increases the cost to Merry Land of awards other than ISOs, or which changes the class of participants eligible to participate in the 2000 Management Incentive Plan.

INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS

   TERMS OF EXERCISE. Options to buy stock may be granted to eligible employees or directors under the 2000 Management Incentive Plan as either ISOs, which are intended to qualify for favorable tax treatment under Federal tax law, or nonstatutory stock options ("NSOs"). The 2000 Management Incentive Plan requires that the exercise price of ISOs be equal to or greater than the fair market value of Merry Land common stock on the date of the grant and the exercise price of NSOs will be set by the Merry Land Board of Directors. The term of each option will be set by the Merry Land Board of Directors, but the term of any ISO cannot exceed ten years from date of grant. The options are not transferable, except by will or the laws of descent and distribution. Options may be exercised in any order. The 2000 Management Incentive Plan provides that the aggregate fair market value (determined at the time of grant) of stock for which ISOs first become exercisable in any calendar year cannot exceed $100,000 for any employee. Any excess options are treated as NSOs. All options vest upon a change in control.

    EXERCISE PRICE. The exercise price of an option is payable in cash or, if permitted by the Merry Land Board of Directors, by surrendering shares of Merry Land common stock already owned by the optionee, or with a combination of cash and shares. The terms of an option may require, and if not, the Merry Land Board of Directors otherwise may (but except in an event of change in control would not be required to) accept the surrender of the right to exercise an option in consideration for payment by Merry Land of an amount equal to the excess of the fair market value of the shares subject to the option so surrendered over the option price of the shares. Payment may be made in cash or in shares of Merry Land common stock or partly in cash and partly in shares of Merry Land common stock.

   TERMINATION OF EMPLOYMENT. If the optionee of an ISO ceases to be employed by Merry Land or a subsidiary for any reason other than death or disability, the ISO shall terminate no later than three months following the termination of employment. However, an optionee whose employment is terminated by retirement in accordance with the normal retirement policies of the Merry Land or an optionee whose employment is voluntarily terminated or terminated without cause within one year following a change in control of Merry Land will be permitted to exercise the option for a period of three months after the date of termination, but no later than the date on which such option would otherwise expire. The Merry Land Board of Directors has discretion to determine the effect of an optionee's termination of employment in the terms of each NSO.

    CHANGE IN CONTROL. Change in control means a change in control of Merry Land of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect on January 1, 1997, provided that such a change in control will be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act) directly or indirectly, of securities representing 30% or more of the combined voting power for election of directors of the then outstanding securities of Merry Land or any successor of Merry Land; (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board of Directors cease, for any reason to constitute at least a majority of the Merry Land Board of Directors, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of Merry Land approve any merger, consolidation or share exchange as a result of which the Merry Land common stock will be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of Merry
Land), or any dissolution or liquidation of Merry Land or any sale or the disposition of 50% or more of the assets or business of Merry Land; or (iv) the shareholders of Merry Land approve any merger or consolidation to which Merry Land is a party or a share exchange in which Merry Land will exchange its shares for shares of another corporation as a result of which the persons who were shareholders of Merry Land immediately prior to the effective date of the merger, consolidation or share exchange will have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange. However, a change in control will not be deemed to occur if one or more of Merry Land's current executive officers or directors (in office on the date this Plan is adopted) become the "beneficial owner" of 30% or more of the voting shares.

    DEATH OR DISABILITY. If the optionee of an ISO becomes disabled, the Option may be exercised at any time within one year after the date of termination of employment due to disability, but not later than the date on which the Option would otherwise expire. Upon the death of an optionee while employed by Merry Land, the ISO will expire one year after the date of death unless by its terms it expires sooner. During this one year, the ISO may be exercised by the optionee's estate or by the person to whom the optionee's rights under the ISO pass by will or by the laws of descent and distribution.

RELOAD OPTIONS

   The Merry Land Board of Directors may grant, concurrently with the award of any option to such participants, one or more reload options to purchase for cash or, if permissible under the option, shares of Merry Land common stock, a number of shares of Merry Land common stock equal to the number of shares of Merry Land common stock delivered (or deemed delivered) by the participant to Merry Land to exercise the option. Although an option may be an ISO, a reload option is not intended to qualify as an ISO. A reload option may be granted in connection with the exercise of an option that is itself a reload option. Each reload option will have the same expiration date as the option and an exercise price equal to the fair market value of the shares of Merry Land common stock on the date of grant of the reload option. A reload option is exercisable immediately.

    Reload options permit a participant to retain, through the term of the original option, his or her economic interest in the sum of the shares of Merry Land common stock covered by such options as well as the already-owned shares of Merry Land common stock that could be used to exercise such option, by granting options on the number of shares of Merry Land common stock used to pay the exercise price of the original option and subsequent reload options. In this way, reload options provide a participant with the opportunity to build up ownership of shares of Merry Land common stock covered by an original option earlier during the option term rather than through a single exercise at or near the end of the option term.

STOCK LOAN RIGHTS

   Under the 2000 Management Incentive Plan selected key employees or directors may receive stock loan rights, consisting of interest free loans to purchase Merry Land common stock at the then prevailing market price. The loans are payable on demand, except upon the death or retirement of the employee or upon a change in control. The loans are secured by the common stock purchased by the employee, with such percentage as may be set by the Merry Land Board of Directors of the dividends to be applied against the principal balance of the loan, and may be made with or without recourse against the employee. No shares of stock purchased with stock loan rights may be released to the employee until the loan is repaid in full; provided, however, the Merry Land Board of Directors may release a portion of said shares if and to the extent the fair market value of the remaining shares securing repayment of the loan exceeds 150% of the outstanding principal balance of the loan. In the event of default, Merry Land's recourse may either be limited to the shares of stock purchased and pledged under the stock loan rights and the employee may have no liability or may provide full recourse against the employee. The stock loans will be forgiven upon a change in control occurring after the award of the stock loan, except that if the change in control occurs within four years of the award, the percentage of the loan forgiven will be limited initially to 20% of the initial loan amount, and another 20% for each year thereafter. The loans may be forgiven by the Board of Directors in its discretion upon the death, disability or retirement of a participant.

DIVIDEND RIGHTS

   Selected key employees or directors may also receive dividend rights based on the dividends declared on Merry Land common stock, to be credited as of dividend payment dates, during the period between the date of grant of the dividend right and the date such award is exercised, vests or expires, under terms as determined by the Merry Land Board of Directors. Such dividend rights will be converted to cash or additional shares of Merry Land common stock by such formula and at such time and subject to such limitations or forfeitable conditions as may be determined by the Merry Land Board of Directors.

RESTRICTED STOCK GRANTS

   Shares of restricted stock may be granted to key employees or directors and may be subject to contractual restrictions established by the Merry Land Board of Directors to be set forth in a Restricted Stock Agreement. The Restricted Stock Agreement will set forth the conditions, if any, which will need to be satisfied before the restricted stock grant will become effective and the conditions, if any, under which the key employee's interest in the restricted stock will be forfeited. After a restricted stock grant becomes effective, the common stock will be registered in the name of the employee. The employee will have the right to vote and receive dividends paid with respect to the Restricted Stock. In the event of a change in control occurring after the award of Restricted Stock Grants, a participant will become fully vested in the Restricted Stock Grant, except that if the change in control occurs within four years of the award, the percentage of the Restricted Stock Grants that become vested will be limited initially to 20%, and another 20% for each year thereafter. The common stock related to restricted stock grants that do not become effective because of a failure to meet the conditions therefor will again be the subject of Awards under the Plan. The Board of Directors in its discretion may fully vest a participant's Restricted Stock Grants upon the participant's death, disability or retirement. See "-- Executive Compensation" for information with respect to restricted stock grants.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    TAXATION OF ISOS; HOLDING PERIOD REQUIREMENTS. An optionee receiving ISOs will not recognize income at the time the ISOs are granted or at the time the ISOs are exercised. However, the excess of the fair market value over the exercise price of the stock purchased will be an adjustment item for purposes of the alternative minimum tax in the year the ISOs are exercised. Provided the holding periods described below are met, when the shares of stock received pursuant to the exercise of an ISO are sold or otherwise disposed of in a taxable transaction, gain or loss, measured by the difference between the exercise price and the amount realized, will be recognized to the optionee as long-term capital gain or loss. In order for an optionee to receive this favorable tax treatment, the optionee must make no disposition of the shares within two years from the date the ISO was granted nor within one year from the date the ISO was exercised and the shares were transferred to the Optionee.

    ISOS-HOLDING PERIOD REQUIREMENTS NOT SATISFIED. If all of the requirements for an ISO are met except for the holding period rules set forth above, the optionee will be required at the time of the disposition of the stock to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain. At that time, Merry Land will be allowed a corresponding business expense deduction to the extent of the amount of the optionee's ordinary income.

   NSOS AND RELOAD OPTIONS. An optionee receiving NSOs or reload options will not recognize income at the time the NSOs or reload options are granted. However, the excess of the fair market value over the exercise price of the stock purchased will be recognized as income by the optionee in the year the NSOs or reload options are exercised. Merry Land will be allowed a corresponding deduction in such amount.

   SURRENDER OF ISO OR NSO. If Merry Land makes a payment to the optionee in cash or in shares of Merry Land common stock in exchange for the optionee's surrender of the right to exercise an ISO or NSO, then the optionee will recognize ordinary income in the amount of the cash received plus the fair market value of the stock received. Merry Land will be allowed a corresponding deduction in such amount.

   STOCK LOAN RIGHTS. For Federal income tax purposes interest will generally be imputed on an interest free or below market loan extended under the 2000 Management Incentive Plan. The employee or director is deemed to have paid the imputed interest to Merry Land and Merry Land is deemed to have paid said imputed interest back to the employee as additional compensation. The deemed interest payment is taxable to Merry Land as income, and may be deductible to the employee to the extent allowable under the rules relating to investment interest. The deemed compensation payment to the employee is taxable to the employee and deductible to Merry Land, but is subject, in the case of employees, to employment taxes such as FICA and FUTA. The deemed interest and compensation payments mostly offset each other for income tax purposes for both Merry Land and, to the extent the employee's or director's investment interest is deductible, the employee. However, if the loan is a limited recourse loan, the stock purchase may be recharacterized as an option to purchase (with no immediate tax consequences) until the circumstances dictate that option treatment is no longer appropriate.

    DIVIDEND RIGHTS. Generally, the amount of cash and the value of shares of common stock credited to the employee's account will be treated as taxable income to the employee (and deductible to Merry Land) when the employee's benefits under the dividend rights are not subject to a substantial risk of forfeiture.

    RESTRICTED STOCK GRANTS. An employee will recognize ordinary income in an amount equal to the fair market value of the common stock subject to the restricted stock grants at the time of vesting, unless the employee elects under Section 83(b) of the Code to recognize ordinary income in an amount equal to the fair market value of the common stock at the time the Restricted Stock is transferred to him. Dividends paid to an employee on shares of restricted stock prior to the vesting of such shares are treated as ordinary income of the employee in the year received unless the Section 83(b) election has been made. Merry Land will receive a deduction for Federal income tax purposes equal to the ordinary income recognized by the employee.

   The foregoing does not address the effects of foreign, state or local tax laws on the 2000 Management Incentive Plan or on the participation therein.
                            ACCOUNTANTS

   The Board of Directors and the Audit Committee have appointed the firm of Arthur Andersen LLP as the company's independent public accountants for the fiscal year ended December 31, 2000. A representative of the accounting firm will be present at the annual meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if desired.

               SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   Any shareholder may present a proposal for consideration at future meetings of the stockholders. The procedures which a shareholder must follow to submit a proposal are fully set forth in Rule 14a-8 of the General Rules and Regulations adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

     Among other requirements of the rule is a requirement that proposals for consideration at the next annual meeting of the company's stockholders must be received at the company's principal office not later than November 20, 2000.

                               OTHER MATTERS

   The Board knows of no other matters to be brought before the meeting. If, however, any other matter properly comes before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their discretion and judgment in such matters.


   THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS SOLICITED, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR 1999. ANY SUCH WRITTEN REQUEST SHOULD BE SENT TO DORRIE E. GREEN, SECRETARY, MERRY LAND PROPERTIES, INC., P.O. BOX 1417, AUGUSTA, GEORGIA 30903.


March 22, 2000                                      MERRY LAND PROPERTIES, INC.

                               APPENDIX "A"


                        MERRY LAND PROPERTIES, INC.

                      2000 MANAGEMENT INCENTIVE PLAN


   Merry Land Properties, Inc. ("Merry Land") hereby adopts this Merry Land Properties, Inc. 2000 Management Incentive Plan (the "Plan") and subjects 250,000 shares of Merry Land common stock to the Plan.

   1. PURPOSE

     a. This Plan is a performance incentive and encourages the continued employment of key employees of Merry Land and its subsidiary corporations (the "Subsidiaries," as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), so that the person to whom an award (the "Award") is granted (the "Participant") may acquire or increase his or her proprietary interest in the success of Merry Land and the Subsidiaries. The Plan is also a performance incentive and encourages the continued loyalty, support and services of the members of Merry Land's Board of Directors. The Plan intends to closely associate the interests of Merry Land's management with the shareholders by reinforcing the relationship between Participants' rewards and shareholders' gains.

     b. Awards may be designated as Incentive Stock Options, Nonstatutory Stock Options, Reload Options, Stock Loan Rights, Director Stock Loan Rights, Dividend Rights, or Restricted Stock Grants. Awards designated as Incentive Stock Options are intended to qualify as incentive stock options as defined in Section 422 of the Code.

   2. ADMINISTRATION

     a. The Plan shall be administered by the Board of Directors of Merry Land (the "Board of Directors"). A majority vote of the Board of Directors shall be required for all of their actions.

     b. The Board of Directors shall have the power, subject to, and within the limits of, the express provisions of the Plan:

        i. To determine from time to time which employees are eligible persons and which of the eligible persons shall be granted Awards under the Plan, and the time or times when, and the number of shares for which, an Award shall be granted to such person;

        ii. To prescribe the other terms and provisions (which need not be identical) of each Award granted under the Plan to eligible persons;

        iii. To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for administration. The Board of Directors, in the exercise of this power, may correct any defect, or supply any omission, or reconcile any inconsistency in the Plan, or in any Award agreement, in the manner and to the extent they shall deem necessary or expedient to make the Plan fully effective. In exercising this power, the Board of Directors may retain counsel at the expense of Merry Land. All decisions and determinations by the Board of Directors in exercising this power shall be final and binding upon Merry Land, the Subsidiaries, and the Participants;

        iv. To determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting a termination of his or her employment for purposes of the Plan;

        v. Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of Merry Land and the Subsidiaries with respect to the Plan; and

        vi. To delegate all its authority with respect to the Plan to a committee of the Board consisting of at least two (2) members of the Board who are treated as "outside directors" for purposes of Sec.162(m) of the Code and "Non-Employee Directors" for purposes of Rule 16b-3 of the Securities Exchange Act of 1934.

   3. STOCK

     a. The stock subject to the Awards shall be shares of Merry Land's authorized but unissued common stock, no par value per share (the "Common Stock"). The original number of shares of common stock for which Awards are authorized, excluding the shares involved in the unexercised portion of any canceled, terminated or expired Awards, is 250,000.

     b. Whenever any outstanding Stock Option or Reload Option under the Plan expires, is canceled, or is otherwise terminated, the shares of Common Stock allocable to the unexercised portion of such Award may again be the subject of Awards under the Plan except for Awards surrendered in conjunction with the exercise of a Stock Appreciation Right.

   4. ELIGIBILITY

   The persons eligible to receive Awards shall be members of the Board of Directors or full-time employees of Merry Land or the Subsidiaries who, in the opinion of the Board of Directors, are responsible in more than ministerial ways for the management, operation and success of Merry Land or a parent or Subsidiary (such employees to be designated as "key employees"). Subject to the following provisions, the Board of Directors may from time to time grant Awards to one or more eligible persons. A Participant may hold more than one option and receive more than one Award.

   5. INCENTIVE STOCK OPTIONS AND NONSTATUTORY STOCK OPTIONS

   The terms of each Award of Incentive Stock Options or Nonstatutory Stock Options shall be evidenced by an option agreement. Each option agreement shall contain such provisions as the Board of Directors deems appropriate. Option agreements need not be identical, but each option agreement shall include the substance of all of the following provisions:

     a. Stock Options granted under this Plan shall be exercisable for such periods as determined by the Board of Directors at the time of grant of each such option, but in no event shall an Incentive Stock Option be exercisable after the expiration of 10 years from the date of grant, provided, however, that if any employee, at the time an Incentive Stock Option is granted to such employee, owns stock representing more than 10% of the total combined voting power of all classes of stock of Merry Land or any of the Subsidiaries (as determined under Section 424(d) of the Code), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of 5 years from the date of grant. Each Incentive Stock Option and Nonstatutory Stock Option granted under this Plan shall also be subject to earlier termination as provided in a particular Award agreement.

     b. The aggregate fair market value (determined at the time the Award is granted) of the stock with respect to which Incentive Stock Options first become exercisable by an individual during any calendar year under the Plan (and all such other Plans of Merry Land, a Subsidiary thereof, or parent or predecessor corporation within the meaning of Section 422 of the Code) shall not exceed $100,000.00. To the extent an Award of Incentive Stock Options would so exceed $100,000, such excess options shall be deemed Nonstatutory Stock Options.

     c. The minimum number of shares with respect to which an option may be exercised at any one time shall be 100 shares, unless the number purchased is the total number at the time available for purchase under the Award.

     d. Each Award shall be exercisable in such installments (which need not be equal) and at such times as designated by the Board of Directors. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but no later than the date the Award expires.

     e. The purchase price per share of Common Stock under each Incentive Stock Option shall be not less than the fair market value of the Common Stock subject to the Award on the date the Award is granted, subject to the conditions contained below with respect to 10% shareholders. For this purpose, the fair market value of the Common Stock shall be determined in good faith by the Board of Directors. If any employee, at the time an Incentive Stock Option is granted to him or her, owns stock representing more than 10% of the total combined voting power of all such classes of stock of Merry Land or any of the Subsidiaries (as determined under Section 424(d) of the Code) the purchase price per share of Common Stock under each Incentive Stock Option granted to him or her shall be not less than 110% of the fair market value of the Common Stock subject to the Award at the date the Award is granted.

     f. The optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such option unless and until the option shall have been exercised pursuant to the terms thereof, Merry Land shall have issued and delivered the shares to the optionee, and the optionee's name shall have been entered as a stockholder of record on the books of Merry Land. Thereupon, the optionee shall have full voting, dividend, and other ownership rights with respect to such shares of Common Stock.

     g. Except as provided to the contrary in Section 7 hereof, an Incentive Stock Option granted hereunder shall remain outstanding and shall be exercisable only so long as the person to whom such Incentive Stock Option was granted remains an employee of Merry Land or any parent or Subsidiary.

     h. Notwithstanding anything to the contrary herein, each Option agreement shall provide that all Stock Options may be exercised at any time following a "Change in Control" as defined in Section 7(d) occurring after the date of the Award.

   6. METHOD OF EXERCISE, PAYMENT OF PURCHASE PRICE OF OPTIONS

     a. Subject to the provisions of Sections 5 and 14, Incentive Stock Options and Nonstatutory Stock Options granted under this Plan may be exercised in whole or in installments to such extent, and at such time or times during the terms thereof, as shall be determined by the Board of Directors at the time of grant of each such Award.

     b. An option may be exercised by the Participant delivering to the Board of Directors on any business day a written notice specifying the number of shares of Common Stock the optionee then desires to purchase (the "Notice").

     c. Payment for the shares of Common Stock purchased pursuant to the exercise of an option shall be in either (i) cash equal to the option price for the number of shares specified in the Notice (the "Total Option Price"), or (ii) in the discretion of the Board of Directors, shares of Common Stock of Merry Land with a fair market value, determined in accordance with Section 5 hereof, as of the effective date of exercise of the option, equal to or less than the Total Option Price, plus cash, in an amount equal to the amount, if any, by which the Total Option Price exceeds the fair market value of the Common Stock.

     d. Merry Land may, with the Board of Directors' approval, extend one or more loans to Participants in connection with the exercise of outstanding options granted under the Plan; provided any such loan shall be subject to the following terms and conditions:

        i. The principal of the loan shall not exceed the amount required to be paid to Merry Land upon the exercise of the option and the loan proceeds shall be paid directly to Merry Land in consideration of such exercise.

        ii. The loan shall be with full recourse to the Participant, shall be evidenced by the Participant's promissory note and shall bear interest at a rate determined by the Board of Directors but not less than Merry Land's average cost of funds as of a date within thirty-one
     (31) days of the date of such loan, as determined by the Board of Directors.

        iii. In the event a Participant terminates his or her employment with Merry Land, the unpaid principal balance of the note shall become due and payable on the tenth (10th) business day after such termination; provided, however, that if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Securities Exchange Act of 1934, the unpaid balance shall become due and payable on the tenth (10th) business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination; provided, however, that this clause (iv) need not apply, in the discretion of the Board of Directors, if the Participant's employment terminates within three years after a "Change in Control" as defined in Section 7(d).

   7. TERMINATION OF EMPLOYMENT OR SERVICE -OPTIONEES

     a. In the event of the death of an optionee while in the employ of Merry Land or a parent or Subsidiary:

        i. Stock Options, whether or not exercisable at the time of the death of the optionee, may be exercised, as provided in Section 6 hereof, by the estate of the optionee or by a person who acquired the right to exercise such option by bequest or inheritance from such optionee, within one year after the date of death but not later than the date on which the option would otherwise expire; or

        ii. The Board of Directors may authorize, if not theretofore authorized, Merry Land to accept surrender of the right to exercise such option (or any part thereof) to the extent that the optionee was entitled to do so under Section 8 hereof at the date of his or her death by the estate of the optionee, or by a person who acquired the right to exercise such option by bequest or inheritance from such optionee, within one year after the date of such death but not later than the date on which the Option would otherwise expire.

     b. If the employment of an optionee is terminated by reason of disability as defined in Section 22(e)(3) of the Code, the Stock Options held by such optionee may be exercised, as provided in Section 6 hereof, whether or not exercisable at the time of such termination of employment, within one year after such termination but not later than the date on which such options would otherwise expire.

     c. If the employment of an optionee is terminated for any reason other than death or disability, Incentive Stock Options held by such optionee shall, to the extent not theretofore exercised, be canceled no later than three months after the date of such termination but no later than the date on which the options would otherwise expire.

     d."Change in control" means a change in control of Merry Land of a nature that would be required to be reported in response to Item 6(e) of
   Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect on January 1, 1997, provided that such a change in control shall be deemed to have occurred at such time as (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 30% or more of the combined voting power for election of directors of the then outstanding securities of Merry Land or any successor of Merry Land;
   (ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason to constitute at least a majority of the Board, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iii) the shareholders of Merry Land approve any merger, consolidation or share exchange as a result of which the common stock of Merry Land shall be changed, converted or exchanged (other than a merger with a wholly-owned subsidiary of Merry Land), or any dissolution or liquidation of Merry Land or any sale or the disposition of 50% or more of the assets or business of Merry Land; or (iv) the shareholders of Merry Land approve any merger or consolidation to which Merry Land is a party or a share exchange in which Merry Land shall exchange its shares for shares of another corporation as a result of which the persons who were shareholders of Merry Land immediately prior to the effective date of the merger, consolidation or share exchange shall have beneficial ownership of less than 50% of the combined voting power for election of directors of the surviving corporation following the effective date of such merger, consolidation or share exchange. However, a "change in control" shall not be deemed to occur if one or more of Merry Land's current executive officers or directors (in office on the date this Plan is adopted) becomes the "beneficial owner" of 30% or more of the securities described in clause (i).

   8.  STOCK APPRECIATION RIGHTS

     a. The Board of Directors may authorize on such terms and conditions as they deem appropriate in each case, Merry Land to accept the surrender by the Optionee of the right to exercise an Incentive Stock Option or Nonstatutory Stock Option (or portion thereof) in consideration for the payment by Merry Land of an amount equal to the excess of the fair market value of the shares of Common Stock subject to such option (or portion thereof) surrendered over the option price of such shares (referred to as a "Stock Appreciation Right" or "SAR"). Such payment, at the discretion of the Board of Directors, may be made in shares of Common Stock valued at the then fair market value thereof (determined as provided in Section 5 hereof), or in cash, or partly in cash and partly in shares of Common Stock. The terms and conditions for an SAR may be set forth in the Option agreement, or the Board may retain discretion to authorize SAR payments on a case-by-case basis; provided, however, that in the event of a "Change in Control" as defined in
   Section 7(d), the Board shall exercise any discretion in favor of making any requested SAR payments with respect to any Stock Options granted prior to the Change in Control.

     b. Any option surrendered as provided in this Section 8 shall be canceled by Merry Land and not be subject to further grant.

     c. The Board of Directors shall be authorized hereunder to make payment to the optionee in shares of Common Stock only if Section 83 of the Code applies to the Common Stock transferred to the Participant.

     d. Notwithstanding anything contained herein to the contrary, the Stock Appreciation Rights provided in this Section with respect to Incentive Stock Options shall, by their terms, meet the following requirements:

        i. The Stock Appreciation Rights shall expire not later than the expiration of the underlying Incentive Stock Option to which such rights relate;

        ii. The Stock Appreciation Rights may be for no more than 100% of the difference between the exercise price of the underlying Incentive Stock Option and the fair market value of the stock subject to the underlying Incentive Stock Option at the time the Stock Appreciation Rights are exercised;

        iii. The Stock Appreciation Rights may be transferable only when the underlying Incentive Stock Option is transferable, and under the same conditions;

        iv. The Stock Appreciation Rights may be exercised only when the underlying Incentive Stock Option is eligible to be exercised;

        v. The Stock Appreciation Rights may be exercised only when the fair market value of the stock subject to the underlying Incentive Stock Option exceeds the exercise price of such Incentive Stock Option; and

        vi. The Stock Appreciation Rights may be exercised only if such exercise has the same economic and tax consequences as the exercise of the underlying Incentive Stock Option followed by an immediate sale of the stock acquired thereby.

   9. RELOAD OPTIONS

     a. Authorization of Reload Options. Concurrently with the Award of any Stock Option (such Option hereinafter referred to as the "Underlying Option") to any Participant, the Board of Directors may grant one or more reload options (each, a "Reload Option") to such Participant to purchase for cash or Common Stock a number of shares of Common Stock as specified below. A Reload Option shall be exercisable for an amount of shares of Common Stock equal to (i) the number of shares of Common Stock delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Board of Directors, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Common Stock under the Plan at the time of such exercise. Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions consistent with this Section 8, as the Board of Directors in its sole discretion shall specify at or after the time of grant of such Reload Option. The grant of a Reload Option will become effective upon the exercise of an Underlying Option or Reload Option by delivering to the Company Common Stock in payment of the exercise price and/or tax withholding obligations. Notwithstanding the fact that the Underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an Incentive Stock Option under Section 422 of the Code.

     b. Reload Option Amendment. Each Stock Option Agreement shall state whether the Board of Directors has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement.

     c. Reload Option Price. The option price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the fair market value of a share of common Stock on the date the grant of the Reload Option becomes effective.

     d.Term and Exercise. Each Reload Option is fully exercisable immediately upon its grant. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

     e. Termination of Employment. No additional Reload Options shall be granted to Optionees when Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment unless the Board of Directors, in its sole discretion, shall determine otherwise.

     f. Applicability of Other Sections. Except as otherwise provided in this Section 9, the provisions of Sections 5 and 6 applicable to Options shall apply equally to Reload Options.

   10. STOCK LOAN RIGHTS

   A Participant may be granted rights to receive limited or full recourse loans, with or without interest, to purchase Common Stock at the fair market value (determined as provided in Section 5) prevailing at the time of purchase ("Stock Loan Rights"). Stock Loan Rights may permit a Participant to elect to purchase the stock subject to the Award at any time within forty-five (45) days of the date of Award. If the Participant chooses not to purchase the Common Stock subject to the Award within such time period, the Award shall be deemed to be canceled and the Common Stock subject to such Award may again be the subject of Awards under the Plan. The loans shall be:

     a. evidenced by a promissory note,

     b. payable on demand (except upon the death, disability or retirement of a Participant or upon a change in control as defined in Section 7(d)),

     c. secured by the Common Stock purchased by the employee with such percentage as may be set by the Board of Directors of all dividends to be applied against the principal balance of the loan, and

     d. if approved by the Board of Directors, extended on a limited recourse basis with recourse in the event of default limited to the shares of stock purchased with and securing the loan and without personal liability on the part of the employee.

   The percentage of dividends required to be applied against the principal balance of any loan shall be set forth in the terms of the Award. No shares of Common Stock purchased pursuant to an Award of Stock Loan Rights may be released to the employee until the loan is repaid in full; provided, however, the Board of Directors may release a portion of said shares if and to the extent the fair market value of the remaining shares securing repayment of the loan exceeds 150% of the outstanding principal balance of the loan.

   The loans shall be forgiven upon a "Change in Control" as defined in
Section 7(d) occurring after the Award of the Stock Loan, except that if the Change in Control occurs within four years of the Award, the percentage of the loan forgiven shall be limited initially to 20% of the initial loan amount, and another 20% for each year thereafter. The loans may be forgiven by the Board of Directors in its discretion upon the death, disability or retirement of a Participant.

   11. DIVIDEND RIGHTS

   A Participant may also be granted "Dividend Rights" based on the dividends declared on the Common Stock, to be credited as of dividend payment dates, during the period between the Award Date and the date such Award is exercised, vests or expires, as determined by the Board of Directors. Such Dividend Rights shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Board of Directors.

   12. RESTRICTED STOCK GRANTS

     a. The Board of Directors may award Restricted Stock Grants to Participants. Each Restricted Stock Grant shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, which will need to be timely satisfied before the Award will be effective and the conditions, if any, under which the Participant's interest in the related Common Stock will be forfeited. The Board of Directors may make a Restricted Stock Grant subject to the satisfaction of such conditions which the Board of Directors deems appropriate under the circumstances and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition. If a Restricted Stock Grant fails to become effective by reason of the failure of a condition to the effectiveness of the Award, in whole or in part, the Award shall be deemed to be canceled and the Common Stock subject to such Award may again be the subject of Awards under the Plan.

     b.The Board of Directors may make each Restricted Stock Grant (if, when and to the extent that the grant becomes effective) subject to such conditions which the Board of Directors acting in its absolute discretion deems appropriate under the circumstances and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition, which conditions may be waived in the event of death, disability or retirement of a Participant as well as a change in control. A Participant's nonforfeitable interest in the shares of Common Stock related to a Restricted Stock Grant shall depend on the extent to which each such condition is timely satisfied. A stock certificate shall be issued to, or for the benefit of, the Participant with respect to the number of shares of Common Stock for which a grant has become effective and completely nonforfeitable.

     c. Each Restricted Stock Agreement shall provide the right to receive any cash or other dividends which are paid with respect to his or her Restricted Stock Grant before the Participant's interest in such stock becomes completely nonforfeitable.

     d. A Participant shall have the right to vote the Stock related to his or her Restricted Stock Grant after the Award is effective with respect to such Stock but before his or her interest in such Stock has been forfeited or has become nonforfeitable.

     e. In the event of a "Change of Control" as defined in Section 7(d) occurring after the Award of the Restricted Stock Grants, a Participant shall become fully vested in the Restricted Stock Grant, except that if the Change in Control occurs within four years of the Award, the percentage of the Restricted Stock Grants that becomes vested under this clause will be limited initially to 20% and another 20% for each year thereafter. The Board of Directors in its discretion may fully vest a Participant's Restricted Stock Grants upon the Participant's death, disability or retirement.

   13. USE OF PROCEEDS FROM STOCK

   Proceeds from the sale of Common Stock pursuant to Options or Stock Loans granted under the Plan shall constitute general funds of Merry Land.

   14. ADJUSTMENT OF SHARES UPON CHANGES IN CAPITAL STRUCTURE

   The number of available shares authorized to be the subject of Awards and the number of shares covered by any outstanding Stock Option, Reload Option, Dividend Right or Restricted Stock Grant and the price per share thereof shall be proportionately adjusted by the Board of Directors for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend or any other increases in such shares effected without receipt of consideration by Merry Land, or any other decrease therein effected without distribution of cash or property in connection therewith. If Merry Land is merged into or consolidated with another corporation under circumstances where Merry Land is not the surviving corporation or if Merry Land is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Stock Options, Reload Options, Dividend Rights or Restricted Stock Grants remain outstanding under the Plan, (i) subject to the provisions of clause
(ii) below, after the effective date of such merger, consolidation, or sale, as the case may be, each holder of any outstanding Award shall be entitled, in lieu of such rights to shares of Common Stock, similar rights with respect to shares of such stock or other securities, cash, or other property, as the holders of shares of common stock receive pursuant to the terms of the merger, consolidation, or sale; and (iii) all outstanding options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation, liquidation, or sale provided that notice of such cancellation shall be given to each holder of an option, and each holder of any option shall have the right to exercise such option in full, whether or not then otherwise exercisable, during a 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or acquisition.

   15.  AMENDMENT OF THE PLAN

     a.The Board of Directors, at any time, and from time to time, may amend the Plan, subject to any required regulatory approval and to the limitation that, except as provided in Section 14 hereof, no amendment shall be effective unless approved by vote of a majority of the total votes cast by the stockholders of Merry Land at an annual or special meeting held within twelve months before or after the date of such amendment's adoption, where such amendment will:

        i. Increase the number of shares of Common Stock as to which Incentive Stock Options may be granted under the Plan; or

        ii. Change in substance Section 4 hereof relating to eligibility to participate in the Plan; or

        iii. Materially increase the cost to Merry Land of Awards other than Incentive Stock Options.

     b. Except as provided in Section 14 hereof, rights and obligations under any Award granted before amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent of the person to whom the Award was granted.

   16. EFFECTIVENESS OF THE PLAN

   This Plan shall become effective upon its adoption by the Board of Directors; provided, however, that (i) the effectiveness of this Plan shall be subject to the approval of the stockholders of Merry Land, within 12 months before or after the adoption of this Plan by the Board of Directors, and (ii) the effectiveness of Awards granted under this Plan prior to the date such stockholder approval is obtained shall also be subject to such stockholder approval.

   17. TERMINATION OR SUSPENSION OF PLAN

   The Board of Directors at any time may terminate or suspend the Plan. Unless sooner terminated, the Plan shall terminate on the tenth anniversary of the effective date specified in Section 16 hereof, but such termination shall not affect any Award theretofore granted. An Award may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan except with the consent of the Participant.

   18. NONEXCLUSIVITY OF THE PLAN

   Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of Merry Land for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock Awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases. The adoption of this Plan shall not terminate or have any effect on any prior or existing incentive stock option or stock loan plan, except as specifically provided herein.

   19. NONTRANSFERABILITY OF AWARDS

   Except as provided in Section 7 hereof:

     a. All Awards granted pursuant to the Plan shall not be transferable, except by will or the laws of descent and distribution, and shall be exercisable during the Participant's lifetime only by the Participant; and

     b. No assignment or transfer of the Award, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right in the Award whatsoever, but immediately upon any attempt to assign or transfer the Award the same shall terminate and be of no force or effect.

   20. MANNER OF GRANT OF AWARDS

   Nothing contained in this Plan or in any resolution heretofore or hereafter adopted by the Board of Directors or any committee or by the stockholders of Merry Land with respect to this Plan shall constitute the granting of an Award under the Plan. The granting of an Award under this Plan shall be deemed to occur only upon the date on which the Board of Directors as provided for in Section 2 hereof shall approve the grant of such Award.

   21. SECURITIES LAWS

   All Awards shall be subject to any provision necessary to assure compliance with federal and state securities laws. Unless registered under the Securities Act of 1933 or otherwise advised by counsel to Merry Land,
(i) each Award shall contain Participant's acknowledgment that neither the Award nor the securities subject to the Award have been registered under any state or federal securities law; (ii) Participant agrees that the Award may not be exercised unless he or she is able and willing to represent in writing to Merry Land that the securities subject to the Award are being acquired by Participant for his or her own account and without a view to the further distribution of such securities; and (iii) a legend reading substantially as follows shall be placed on the certificate(s) representing the securities:

   "These securities have not been registered under the Securities Act of 1933 nor under any state securities law and may not be offered or sold or transferred in the absence of an effective registration statement under the Securities Act or under any applicable state act or an opinion of counsel satisfactory to the Corporation that such registration is not required."

   The transfer agent shall also be instructed to refuse to transfer the securities unless the legend has been complied with.

   22. TAX WITHHOLDING

   The employer (whether Merry Land or a Subsidiary) of any employee granted an Award under this Plan shall have the right to deduct or otherwise effect a withholding of any amount required by federal or state laws to be withheld with respect to the grant, vesting or exercise of any Award or the sale of stock acquired upon the exercise of an Incentive Stock Option in order for the employer to obtain a tax deduction available to the employer as a consequence of such grant, exercise, or sale, as the case may be or to comply with the law.

   23. CONTINUATION OF EMPLOYMENT

   Nothing contained in this Plan (or in any written Award agreement) shall obligate Merry Land or any Subsidiary to continue to employ, for any period, an employee to whom an Award has been granted, or interfere with the right of Merry Land or any Subsidiary to reduce such employee's compensation.

   24. PLAN NOT FUNDED

   No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of Merry Land by reason of any Award granted hereunder. There shall be no funding of any benefits which may become payable hereunder. Neither the provisions of the Plan (or of any documents related hereto), nor the creation or adoption of the Plan, nor any action taken pursuant to the provisions of the Plan shall create a trust of any kind or a fiduciary relationship between Merry Land and any Participant or beneficiary. To the extent that a Participant or beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of Merry Land. Awards payable under the Plan shall be paid in shares of Common Stock or from the general assets of Merry Land, and no special or separate fund or deposit shall be established and no segregation of assets or shares shall be made to assure payment of such Awards.

   25. EXCULPATION AND INDEMNIFICATION

   Merry Land shall indemnify and hold harmless the members of the Board of Directors acting in accordance with Section 2, from and against any and all liabilities, costs, and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities, and obligations under this Plan, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct, or criminal acts of such persons.


MERRY LAND PROPERTIES, INC.

P.O. Box 1417

Augusta, Georgia 30903

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints W. Tennent Houston and Michael N. Thompson, or either of them present at the annual meeting to be held on April 20, 2000 at 10:00 a.m. at the company's corporate office located at 624 Ellis Street, Augusta, Georgia, and at any or all adjournments, with power of substitution, as the undersigned's true and lawful attorney and proxy to represent the undersigned at that meeting and to vote in the undersigned's name, that number of shares which the undersigned is entitled to vote. The undersigned's attorney and proxy is hereby instructed to vote as follows:

--------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS
<square> FOR all nominees listed below      <square> WITHHOLD
       (except those marked to the          AUTHORITY to
       contrary below)                      vote for all
                                            nominees listed
                                            below

         Boone A. Knox                               Michael N. Thompson
-----------------------------------------------------------------------------
2. APPROVAL OF THE 2000 MANAGEMENT INCENTIVE PLAN
<square> FOR                                <square> AGAINST  <square> ABSTAIN
-------------------------------------------------------------------------------
3. IN  THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

<square> FOR                                <square> WITHHOLD AUTHORITY
-------------------------------------------------------------------------------
This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED
FOR THE ELECTION OF DIRECTOR AND FOR THE RATIFICATION OF ACCOUNTANTS.
-------------------------------------------------------------------------------

   Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, sign in partnership name by authorized person.

 *  PLEASE INDICATE ANY CHANGE IN ADDRESS
 Dated:                                                                  , 2000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Signature of Stockholder


--------------------------------------------------------------------------------
 Signature of Stockholder held jointly

 PLEASE SPECIFY CHOICES, SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE PAID
 ENVELOPE.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.